UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 10, 2026

USIO, INC.
(Exact name of registrant as specified in its charter)
Nevada	000-30152	98-0190072
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3611 Paesanos Parkway, Suite 300, San Antonio, TX	78231
(Address of principal executive offices)	(Zip Code)

(210) 249-4100
(Registrant’s telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	USIO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 10, 2026, the Board of Directors of Usio, Inc. (the “Company”) amended and restated the Company’s Amended and Restated Bylaws (“Bylaws”). The Bylaws, as amended and restated, among other things, establish advance notice procedures with respect to stockholder proposals and the nomination of candidates for election as directors, other than nominations made by or at the direction of our Board of Directors or a committee of our Board of Directors. In order for any matter to be “properly brought” before a meeting, a stockholder will have to comply with advance notice requirements and provide us with certain information. Generally, to be timely, a stockholder’s notice must be received at our principal executive offices not later than 90 days nor earlier than 120 days prior to the first anniversary date of the immediately preceding annual meeting of stockholders. The Bylaws also specify requirements as to the form and content of a stockholder’s notice and allow the chair of the meeting at a meeting of the stockholders to adopt rules and regulations for the conduct of meetings which may have the effect of precluding the conduct of certain business at a meeting if the rules and regulations are not followed. These provisions may defer, delay or discourage a potential acquiror from conducting a solicitation of proxies to elect the acquiror’s own slate of directors or otherwise attempting to influence or obtain control of the Company. The amendments effected by the Bylaws also implement certain “universal proxy” rules adopted by the Securities and Exchange Commission (the “SEC”), to update certain procedural requirements relating to director nominations by stockholders set forth in Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Under the Bylaws, the requirements listed above do not apply to any proposal made in accordance with Rule 14a-8 under the Exchange Act to be included in the Company’s proxy statement and, other than the requirements described above, to the nomination of a candidate for election to the Board pursuant to the proxy access provisions of the Bylaws. The Bylaws also effected certain other administrative, modernizing, clarifying, and conforming changes, including permitting meetings of stockholders to be held by means of remote communication and director consents to action without meeting to be in electronic form delivered by electronic means.

The foregoing summary is qualified in its entirety by reference to the Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated in this Item 5.03 by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 10, 2026, we held our Annual Meeting of Stockholders. Proxies were solicited pursuant to our definitive proxy statement filed on April 29, 2026, with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934.

The number of shares of our common stock entitled to vote at the annual meeting was 27,621,564. The holders of 19,455,022 shares of common stock were present or represented by valid proxy at the annual meeting, of which 6,570,848 were broker non-votes. Each share of common stock was entitled to one vote with respect to matters submitted to our stockholders at the annual meeting. At the annual meeting, our stockholders voted on the matters set forth below.

Proposal 1A –Election of two Class IIIDirectors: Ernesto R. Beyer and Bradley Rollins to serve until the 2029 Annual Meeting of Stockholders or until their successor is duly elected and qualified.

Ernesto R. Beyer and Bradley Rollins were duly elected as Class III directors. The result of the election was as follows:

NOMINEE	FOR	AGAINST	WITHHELD	BROKER NON-VOTES
Ernesto R. Beyer	11,142,286	0	1,741,888	6,570,848
Bradley Rollins	11,407,747	0	1,476,427	6,570,848

Proposal 2 – Advisory Vote on Executive Compensation

Our stockholders voted upon and approved, by non-binding advisory vote, the compensation of our named executive officers for the year ended December 31, 2025, as described in our proxy statement. The votes on this proposal were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
10,166,645	2,672,494	45,035	6,570,848

Proposal 3 – Ratification of the Appointment of Independent Registered Public Accounting Firm

Our stockholders voted upon and approved the ratification of the appointment of Withum Smith+Brown, P.C., to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2026. The votes on this proposal were as follows:

FOR	AGAINST	ABSTAIN
18,464,009	979,087	11,926

Item 7.01	Regulation FD Disclosure

The presentation delivered at our 2026 annual meeting of stockholders is attached as Exhibit 99.1.

The information in Exhibit 99.1 is furnished pursuant to Item 7.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of the Section. The information in this Report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

This report (including Exhibit 99.1) contains forward-looking statements. Forward-looking statements include, but are not limited to, statements that express our intentions, beliefs, expectations, strategies, predictions, or any other statements related to our future activities, or future events or conditions. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of future performances and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks discussed in our Annual Report on Form 10-K and in other documents that we file from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this report, except as required by law.

Item 9.01	Financial Statements and Exhibits.

3.1	Amended and Restated By-Laws (filed herewith)
99.1	Usio, Inc. Presentation for 2026 Annual Meeting of Shareholders on June 10, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2026	USIO, INC. By: /s/ Louis A. Hoch Name: Louis A. Hoch Title: Chief Executive Officer and Chairman of the Board